UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

September 9, 2026

Date of Report (date of earliest event reported)

HAGERTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Drivers Edge

Traverse City, Michigan 49684

(Address of principal executive offices and zip code)

(800) 922-4050

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On September 9, 2026, Hagerty, Inc. (the “Company”), The Hagerty Group, LLC, and Hagerty Holding Corp. (the “Selling Stockholder”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and J.P. Morgan Securities LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Selling Stockholder agreed to sell an aggregate of 9,250,000 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and granted the Underwriters a 30-day option to purchase up to an additional 1,387,500 shares of Class A Common Stock. The Underwriters exercised the option in full, and an aggregate of 10,637,500 shares of Class A Common Stock (the “Shares”) were sold in the offering (the “Offering”).

The Offering was made pursuant to an effective registration statement previously filed by the Company with the Securities and Exchange Commission (Registration No. 333-261810), at a public offering price of $11.95 per Share. The Offering closed on September 11, 2026.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, conditions to closing, and indemnification obligations of the parties. The foregoing description of the Underwriting Agreement is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the opinion of DLA Piper LLP (US) relating to the validity of the Shares sold in the Offering is filed herewith as Exhibit 5.1.

ITEM 8.01	Other Events

On September 9, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached as Exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 9, 2026, by and among Hagerty, Inc., The Hagerty Group, LLC, Hagerty Holding Corp., Wells Fargo Securities, LLC, and J.P. Morgan Securities LLC.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1	Press release regarding pricing of the Offering.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGERTY, INC.

/s/ Diana M. Chafey
Date: September 11, 2026	Diana M. Chafey
Chief Legal Officer and Corporate Secretary